UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 2, 2016

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

American DG Energy Inc. (the "Company") is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed on March 30, 2016 (the “2015 Form 10-K”) to reflect changes due to the discontinued operations of EuroSite Power Inc. ("EuroSite").
As of December 31, 2015, the Company owned 31,586,321 common shares of EuroSite, which represented 48% of the outstanding common stock of EuroSite.
On May 4, 2016, the Company exchanged 14,718,261 common shares of EuroSite that it owned on such date for the elimination of a portion of the the Company’s outstanding 6% convertible debentures due May 2018. As a result of this exchange, the Company owned 16,868,060 common shares of EuroSite, which represented approximately 21% of the outstanding common stock of EuroSite.
On September 30, the Company exchanged 15,200,000 common shares of EuroSite that it owned on such date for the elimination of a portion of the the Company’s outstanding 6% convertible debentures due May 2018. As a result of this exchange, the Company owned 1,668,060 common shares of EuroSite.
As a result of these exchanges, the Company no longer holds a controlling interest in EuroSite. As of September 30, 2016, the Company owned a 2.03% interest in the common stock of EuroSite Power which will be accounted for as an available-for-sale security. The disposal of our controlling interest in EuroSite represents the disposal of a component and is a strategic shift that has a major effect on the Company’s operations and financial results, and thus the Company has reported the historical results of operations and financial position of EuroSite as discontinued operations in the consolidated financial statements for all periods presented.
Attached as Exhibit 99.1 are: (1) the recasted consolidated financial statements; (2) Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2015 Form 10-K revised and updated from its previous presentation to reflect reporting for discontinued operations; (3) the revised notes to the consolidated financial statements which reflect the changes due to discontinued operations; (4) revised business section that reflect the changes due to discontinued operations; and (5) the Report of the Company's Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2015 Form 10-K, other than the date to reflect the recast of the financial statements to reflect the discontinued operations.
This Current Report on Form 8-K does not revise or update any section of the 2015 Form 10-K other than as noted above. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2015 Form 10-K, no attempt has been made in this Current Report on Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2015 Form 10-K to reflect events or occurrences after the date of the filing of the 2015 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Current Report on Form 8-K (including Exhibits 99.1) should be read in conjunction with the 2015 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2015 Form 10-K, including the Quarterly Reports on Form 10-Q for the first, second and third quarters of 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
The following exhibits are filed:

Exhibit        Description

23.1	Consent of Wolf & Company P.C.

99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal years ended December 31, 2015 and 2014, revised solely to reflect discontinued operations reporting requirements.

101.1
The following materials from this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Comprehensive Income (Loss), (iv) Consolidated Statements of Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and in detail.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 2, 2016	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer